Exhibit 10.4

Dated: November 8, 2006

Rate Swap Transaction

Re: BNY Reference No. 38548

Ladies and Gentlemen:

The purpose of this letter agreement is to confirm the terms and conditions of the rate swap Transaction entered into on the Trade Date specified below (the “Transaction”) between The Bank of New York (“BNY”), a trust company duly organized and existing under the laws of the State of New York and Wells Fargo Bank, N.A., not individually, but solely as securities administrator on behalf of SG Mortgage Securities Trust 2006-OPT2 (the “Counterparty”). The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

1. This Confirmation constitutes a “Confirmation” as referred to in and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of December 14, 2006, as amended and supplemented from time to time (the “Agreement”), between The Bank of New York and Counterparty. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:	Rate Swap

Notional Amount:	With respect to any Calculation Period the amount set forth for such period on Schedule I attached.

Trade Date:	November 8, 2006

Effective Date:	December 14, 2006

Termination Date:	December 25, 2011, subject to adjustment in accordance with the Modified Following Business Day Convention

Ref No. 38548

Fixed Amounts:

Fixed Rate Payer:	Counterparty

Fixed Rate:	5.32%

Fixed Rate Payer Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing January 25, 2007, and ending on December 25, 2011 with No Adjustments.

Fixed Rate Payer Payment Dates:	Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one (1) Business Days preceding each Floating Rate Payer Period End Date.

Fixed Rate Day
Count Fraction:	30/360

Floating Amounts:

Floating Rate Payer:	BNY

Floating Rate Payer Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing January 25, 2006, and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Floating Rate Payer Payment Dates:	Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one (1) Business Days preceding each Floating Rate Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One month, except for the initial Calculation Period which shall be Interpolated between one month and two month

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Compounding:	Inapplicable

Ref No. 38548

Additional Terms:

Additional Payments:	Counterparty represents and warrants that it has directed The Bank of New York to make payment of USD 3,282,000.00 to Societe Generale for value December 14, 2006 on its behalf.

Business Days:	New York and London

Calculation Agent:	BNY

Account Details and Settlement Information:	Payments to BNY:
The Bank of New York
Derivative Products Support Department
32 Old Slip, 16th Floor
New York, New York 10286
Attention: Renee Etheart
ABA #021000018
Account #890-0068-175
Reference: Interest Rate Swaps/Caps

Payments to Counterparty:

Wells Fargo Bank, N.A.
San Francisco, CA
ABA # 121-000-248
Acct. # 3970771416
Acct. Name: SAS Clearing
FFC: 50971902 - Swap Account

Ref No. 38548

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this agreement and returning it via facsimile to Derivative Products Support Dept., Attn: Eugene Chun/Kenny Au-Yeung at 212-804-5818/5837. Once we receive this we will send you two original confirmations for execution.

Ref No. 38548

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

THE BANK OF NEW YORK

By:	/s/ Stephen M. Lawler
Name:	Stephen M. Lawler
Title:	Managing Director

Ref No. 38548

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

WELLS FARGO BANK, N.A., NOT INDIVIDUALLY, BUT SOLELY AS SECURITIES ADMINISTRATOR ON BEHALF OF SG MORTGAGE SECURITIES TRUST 2006-OPT2.

By:	/s/ Raymond Delli Colli
Name:	Raymond Delli Colli
Title:	Vice President

Ref No. 38548

SCHEDULE I

(With respect to each Fixed Rate Payer Period End Date, all such dates are with No Adjustment,

and with respect to each Floating Rate Payer Period End Date, all such dates are subject to adjustment in accordance with the Following Business Day Convention)

Accrual Start Date	Accrual End Date	Notional Amount (USD)
14-Dec-06	25-Jan-07	422,192,999.00
25-Jan-07	25-Feb-07	416,722,054.00
25-Feb-07	25-Mar-07	410,185,152.00
25-Mar-07	25-Apr-07	402,962,206.00
25-Apr-07	25-May-07	394,912,839.00
25-May-07	25-Jun-07	385,900,702.00
25-Jun-07	25-Jul-07	751,747,804.00
25-Jul-07	25-Aug-07	728,753,381.00
25-Aug-07	25-Sep-07	704,706,980.00
25-Sep-07	25-Oct-07	680,497,302.00
25-Oct-07	25-Nov-07	656,589,966.00
25-Nov-07	25-Dec-07	633,176,563.00
25-Dec-07	25-Jan-08	610,749,383.00
25-Jan-08	25-Feb-08	588,834,716.00
25-Feb-08	25-Mar-08	565,714,320.00
25-Mar-08	25-Apr-08	538,823,412.00
25-Apr-08	25-May-08	505,829,167.00
25-May-08	25-Jun-08	474,930,999.00
25-Jun-08	25-Jul-08	445,989,993.00
25-Jul-08	25-Aug-08	418,861,880.00
25-Aug-08	25-Sep-08	393,389,577.00
25-Sep-08	25-Oct-08	369,473,823.00
25-Oct-08	25-Nov-08	347,049,605.00
25-Nov-08	25-Dec-08	326,022,530.00
25-Dec-08	25-Jan-09	183,782,536.00
25-Jan-09	25-Feb-09	172,647,409.00
25-Feb-09	25-Mar-09	163,425,466.00
25-Mar-09	25-Apr-09	157,486,243.00

Ref No. 38548

25-Apr-09	25-May-09	151,767,377.00
25-May-09	25-Jun-09	146,260,400.00
25-Jun-09	25-Jul-09	140,957,189.00
25-Jul-09	25-Aug-09	135,847,228.00
25-Aug-09	25-Sep-09	130,907,056.00
25-Sep-09	25-Oct-09	126,132,045.00
25-Oct-09	25-Nov-09	121,516,048.00
25-Nov-09	25-Dec-09	117,056,649.00
25-Dec-09	25-Jan-10	75,192,230.00
25-Jan-10	25-Feb-10	72,492,358.00
25-Feb-10	25-Mar-10	69,889,640.00
25-Mar-10	25-Apr-10	67,380,639.00
25-Apr-10	25-May-10	64,961,874.00
25-May-10	25-Jun-10	62,630,091.00
25-Jun-10	25-Jul-10	60,382,154.00
25-Jul-10	25-Aug-10	58,215,039.00
25-Aug-10	25-Sep-10	56,125,863.00
25-Sep-10	25-Oct-10	54,111,962.00
25-Oct-10	25-Nov-10	52,170,443.00
25-Nov-10	25-Dec-10	50,298,698.00
25-Dec-10	25-Jan-11	48,494,214.00
25-Jan-11	25-Feb-11	46,754,568.00
25-Feb-11	25-Mar-11	45,077,452.00
25-Mar-11	25-Apr-11	43,460,672.00
25-Apr-11	25-May-11	41,901,968.00
25-May-11	25-Jun-11	40,399,247.00
25-Jun-11	25-Jul-11	38,950,494.00
25-Jul-11	25-Aug-11	37,552,142.00
25-Aug-11	25-Sep-11	36,184,091.00
25-Sep-11	25-Oct-11	34,815,525.00
25-Oct-11	25-Nov-11	33,486,343.00
25-Nov-11	25-Dec-11	32,230,707.00

Ref No. 38548

Dated: November 8, 2006

Rate Cap Transaction

Re: BNY Reference No. 38549

Ladies and Gentlemen:

The purpose of this letter agreement is to confirm the terms and conditions of the rate cap Transaction entered into on the Trade Date specified below (the “Transaction”) between The Bank of New York (“BNY”), a trust company duly organized and existing under the laws of the State of New York and Wells Fargo Bank, N.A., not individually, but solely as securities administrator on behalf of SG Mortgage Securities Trust 2006-OPT2 (the “Counterparty”). The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

1. This Confirmation constitutes a “Confirmation” as referred to in and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of December 14, 2006, as amended and supplemented from time to time (the “Agreement”), between The Bank of New York and Counterparty. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:	Rate Cap

Notional Amount:	With respect to any Calculation Period the amount set forth for such period on Schedule I attached.

Trade Date:	November 8, 2006

Effective Date:	December 14, 2006

Termination Date:	June 25, 2007, subject to adjustment in accordance with the Modified Following Business Day Convention

Ref No.38549

Fixed Amounts:

Fixed Amount Payer:	Counterparty represents and warrants that it has directed Societe Generale to make payment of the Fixed Amount on its behalf.

Fixed Amount:	USD 5,000

Fixed Amount Payment Date:	December 14, 2006

Floating Amounts:

Floating Rate Payer:	BNY

Cap Rate:	7.5%

Floating Rate Payer Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing January 25, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Floating Rate Payer Payment Dates:	Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one (1) Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One month

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Compounding:	Inapplicable

Ref No.38549

Additional Terms:

Business Days:	New York and London

Calculation Agent:	BNY

Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2 hereof and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BNY is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BNY shall be entitled to designate an Early Termination Date pursuant to Section 6 of the Agreement only as a result of the occurrence of a Termination Event set forth in Section 5(b)(i) with respect to either BNY as the Affected Party. For purposes of the Transaction to which this Agreement relates, the Counterparty’s only obligation under Section 2 hereof is to pay the Fixed Amount on the Fixed Amount Payment Date.

Account Details and Settlement Information:	Payments to BNY: The Bank of New York
Derivative Products Support Department
32 Old Slip, 16th Floor
New York, New York 10286
Attention: Renee Etheart
ABA #021000018
Account #890-0068-175
Reference: Interest Rate Swaps/Caps

Payments to Counterparty:

Wells Fargo Bank, N.A.
San Francisco, CA
ABA # 121-000-248
Acct. # 3970771416
Acct. Name: SAS Clearing
FFC: 50971901 - Reserve Fund

Ref No.38549

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this agreement and returning it via facsimile to Derivative Products Support Dept., Attn: Eugene Chun/Kenny Au-Yeung at 212-804-5818/5837. Once we receive this we will send you two original confirmations for execution.

Ref No.38549

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

THE BANK OF NEW YORK

By:	/s/ Stephen M. Lawler
Name:	Stephen M. Lawler
Title:	Managing Director

Ref No.38549

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

WELLS FARGO BANK, N.A., NOT INDIVIDUALLY, BUT SOLELY AS SECURITIES ADMINISTRATOR ON BEHALF OF SG MORTGAGE SECURITIES TRUST 2006-OPT2.

By:	/s/ Raymond Delli Colli
Name:	Raymond Delli Colli
Title:	Vice President

Ref No.38549

SCHEDULE I

(all dates subject to adjustment in accordance with the Modified Following Business Day

Convention)

Accrual Start Date	Accrual End Date	Notional Amount (USD)
14-Dec-06	25-Jan-07	379,358,001.00
25-Jan-07	25-Feb-07	373,948,142.00
25-Feb-07	25-Mar-07	367,693,669.00
25-Mar-07	25-Apr-07	360,800,832.00
25-Apr-07	25-May-07	353,023,455.00
25-May-07	25-Jun-07	344,483,454.00

Ref No.38549